                                                                    EXHIBIT (21)



                      TRANSCO ENERGY COMPANY SUBSIDIARIES


                                                                         % Owned               State of
Subsidiary Name                                                         By Parent           Incorporation
Energy Tech, Inc.                                                        100.00              Delaware
Gasco Insurance Company Limited                                          100.00              Bermuda
Hazleton Fuel Management Company                                         100.00              Delaware
   Hazleton Pipeline Company                                             100.00              Delaware
   TM Cogeneration Company                                               100.00              Delaware
Transco Coal Company                                                     100.00              Delaware
   Cross Mtn. Coal, Inc.                                                 100.00              Tennessee
   Farmer Coal Company, Inc.                                             100.00              Kentucky
   Highland Coal, Inc.                                                   100.00              Kentucky
   Interstate Coal Company, Inc.                                         100.00              Kentucky
       Beech Grove Processing Company                                    100.00              Tennessee
       Bledsoe Coal Leasing Company                                      100.00              Delaware
       Inland Ports, Inc.                                                100.00              Tennessee
   Leeco, Inc.                                                           100.00              Kentucky
   Mountain Clay, Inc.                                                   100.00              Kentucky
   Randall Fuel Company, Inc.                                            100.00              Georgia
   Stansbury & Company, Inc.                                             100.00              Delaware
   Typo Mining, Inc.                                                     100.00              Delaware
       Aceco, Inc.                                                       100.00              Kentucky
       Bituminous-Laurel Mining, Inc.                                    100.00              Kentucky
       New Brush Creek Mining, Inc.                                      100.00              Kentucky
       Polls Creek Coal Co., Inc.                                        100.00              Kentucky
          Oswayo Mining, Inc.                                            100.00              Kentucky
          Sizemore Trucking, Inc.                                        100.00              Kentucky
       Pro-Land, Inc.                                                    100.00              Kentucky
          River Coal Company, Inc.                                       100.00              Kentucky
   Valley View Coal, Inc.                                                100.00              Tennessee
Transco Coal Gas Company                                                 100.00              Delaware
Transco Energy Investment Company                                        100.00              Delaware
Transco Exploration Company                                              100.00              Delaware
Transco Gas Company                                                      100.00              Delaware
   Border Gas, Inc.                                                       10.00              Delaware
   Liberty Operating Company                                             100.00              Delaware
   NESP Supply Corp.                                                      33.33              Delaware
   Texas Gas Investment Co.                                              100.00              Delaware
   Texas Gas Transmission Corporation                                    100.00              Delaware
   Trans-Jeff Chemical Corporation                                        50.00              Delaware
   Transco Blue Ridge Pipeline Company                                   100.00              Delaware

   Transco Gas Gathering Company                                         100.00              Delaware
       Magnolia Pipeline Corporation                                     100.00              Alabama
       Nuval Intrastate Transmission Company                             100.00              Delaware
       Transco Brine Services Company                                    100.00              Delaware
       Transco Industrial Pipeline Company                               100.00              Delaware
       Transco Matagorda Pipeline Company                                100.00              Delaware
       Transco Offshore Gathering Company                                100.00              Delaware
       Transco Terminal Company                                          100.00              Delaware
       Transco-Louisiana Intrastate
          Pipeline Company                                               100.00              Delaware
       Transco-Texas Intrastate
          Pipeline Company                                               100.00              Delaware
   Transco Gas Marketing Company                                         100.00              Delaware
       Transco Energy Marketing Company                                  100.00              Delaware
       Transco Liquids Company                                           100.00              Delaware
       HI-BOL Pipeline Company                                           100.00              Delaware
       Transco Power Trading Co.                                         100.00              Delaware
       TXG Energy Services Company                                       100.00              Delaware
       TXG Gas Marketing Company                                         100.00              Delaware
          TXG Intrastate Pipeline Company                                100.00              Delaware
   Transco Liberty Pipeline Company                                      100.00              Delaware
   Transco Production Services Company                                   100.00              Delaware
   Transcontinental Gas Pipe Line Corporation                            100.00              Delaware
   Transeastern Gas Pipeline Company, Inc.                               100.00              Delaware
   TXG Engineering, Inc.                                                 100.00              Delaware
Transco P-S Company                                                      100.00              Delaware
Transco Resources, Inc.                                                  100.00              Delaware
   ForTran Exploration Company                                           100.00              Delaware
   Magnolia Methane Corp.                                                100.00              Delaware
   Transco Transportation Company                                        100.00              Delaware
   Tubexpress, Inc.                                                       50.00              Delaware
Transco Tower Realty, Inc.                                               100.00              Delaware
TREN-FUELS, Inc.                                                         100.00              Texas
   Fleet Star, Inc.                                                      100.00              Delaware
       Enfuels Corporation                                                37.50              Delaware
       FST Holdings, Inc.                                                 50.00              Delaware
          Fleet Star of Texas, L.C.                                       50.00              Texas
   TRANSTAR Technologies, L.C.                                            50.00              Texas
   Tren-Fuels Services, Inc.                                             100.00              Colorado